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                                                                    EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT dated as of September 8, 1999 is entered into by and between INTERNATIONAL LOTTERY AND TOTALIZATOR SYSTEMS, INC., a California corporation (the "Company") and BERJAYA LOTTERY MANAGEMENT (H.K.) LIMITED (the "Purchaser").

          IN CONSIDERATION of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1.   Sale of Shares.

          Subject to the terms and conditions of this Agreement, at the Closing (as defined in section 2 below) the Company will sell and issue to the Purchaser, and the Purchaser will purchase, 6,933,817 shares of common stock, no par value per share ("Common Stock"), of the Company for the purchase price of $0.75 per share.

     2.   The Closing.

          The closing ("Closing") of the sale and purchase of the Common Stock under this Agreement shall take place at the offices of the Company, 2131 Faraday Avenue, Carlsbad, California 92008-7297, U.S.A. The date of the Closing is hereinafter referred to as the "Closing Date."

          The Closing shall occur within thirty (30) days following execution of this Agreement. At the Closing, the Company will deliver to the Purchaser one or more certificates (in such denominations as Purchaser shall designate to the Company in writing at least two business days prior to the Closing) for shares of Common Stock being purchased, registered in the name of the Purchaser, against payment to the order of the Company of the purchase price therefor, by wire transfer, certified or bank cashier's check or other method acceptable to the Company.

     3.   Representations and Warranties of the Company.

          Subject to and except as disclosed by the Company in Exhibit "A" hereto, the Company hereby represents and warrants to the Purchaser as follows:

          3.1 Organization and Standing. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to conduct its business as presently conducted. The Company has full corporate power and authority to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The Company and each of its subsidiaries is duly qualified as a foreign corporation in good standing in each jurisdiction where the nature of its business or of its owned or leased properties makes such qualification necessary, except where the failure to so qualify will not have a material adverse effect on the Company and its subsidiaries taken as a whole.

          3.2 Capitalization. The authorized capital stock of the Company (immediately prior to the Closing) will consist of 50,000,000 shares of Common Stock and 20,000,000 shares


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of Preferred Stock, of which 6,009,183 shares of Common Stock and no shares of
Preferred Stock are issued and outstanding as of August 30, 1999 (the "Outstanding Shares"). All of the Outstanding Shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as provided in this Agreement or as set forth in the SEC Reports (as defined in section 3.11),
(i) no subscription, warrant, option, convertible security or other right to purchase or acquire from the Company any shares of capital stock of the Company is authorized or outstanding, (ii) there is no agreement binding on the Company to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidence of indebtedness or assets of the Company, and (iii) there is no agreement binding on the Company to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. The Company has not agreed that any person or entity be entitled to (i) any preemptive or similar right with respect to the issuance of any capital stock of the Company, or (ii) any rights with respect to the registration of any capital stock of the Company under the Securities Act of 1933, as amended (the "Securities Act"). All of the Outstanding Shares have been offered, issued and sold by the Company in compliance with applicable federal and state securities laws.

          3.3 Issuance of Shares of Common Stock; Binding Obligation; Securities Laws. The issuance, sale and delivery of the shares of Common Stock in accordance with this Agreement have been duly authorized, and such shares have been reserved for issuance, by all necessary corporate action on the part of the Company, and the shares of Common Stock when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement will be duly and validly issued, fully paid and non-assessable. This Agreement has been duly authorized by the Company and constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general application (whether considered in an action at law or in equity) and except as rights to indemnification may be limited by applicable law. The offer and sale of the shares of Common Stock hereby are and will be exempt from the registration and prospectus delivery requirements of the Securities Act and are and will be exempt from the registration or qualification requirements of all applicable U.S. state securities laws.

          3.4 Financial Statements. Company has provided to the Purchaser (i) the Company's audited consolidated balance sheet as of December 31, 1998 and the audited consolidated statements of operations, cash flows and shareholders' equity for the twelve-month period then ended, together with the related opinion of Arthur Andersen LLP, independent certified public accounts and (ii) an unaudited consolidated balance sheet an of June 30, 1999 and unaudited consolidated statements of operations, cash flows and shareholders' equity for the six months then ended (collectively the "Financial Statements"). The Financial Statements (a) are in accordance with the books and records of the Company and its subsidiaries, (b) present fairly the financial condition of the Company and its subsidiaries at the dates therein specified and the results of their operations for the periods therein specified, and (c) have been prepared in accordance with generally accepted accounting principles consistently applied. Other than as set forth in the Financial Statements described in (ii) above or as disclosed in the Company's Form 10-QSB for the quarter ended June 30, 1999, since December 31, 1998, there has been no


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material adverse change in the financial condition, business, results of operation or prospects of the Company and its subsidiaries or any transaction outside the ordinary course of business of the Company and its subsidiaries.

          3.5 No Breach of Other Instruments and Laws. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall not conflict with or result in any violation of, default under, creation of any lien or right of termination under or material change in the economic terms of any provision of the Articles of Incorporation or By-Laws of the Company or any of its subsidiaries or of any mortgage, indenture. lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, any of its subsidiaries or any of their properties.

          3.6 Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or any third party is required in connection with the valid execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby.

          3.7 Absence of Undisclosed Liabilities. Except as may arise under this Agreement, the Company has no material obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise), except (a) to the extent set forth on or reserved against in its balance sheet as of June 30, 1999 and (b) current liabilities incurred, and obligations under agreements entered into, in the usual and ordinary course of business since June 30, 1999 that (individually and in the aggregate) do not materially and adversely affect the business, properties, financial condition or prospects of the Company.

          3.8 Tax Returns and Audits. All required United States federal state and local tax returns and reports and all foreign tax returns and reports of the Company and its subsidiaries, including consolidated federal income tax returns in which the Company or its subsidiaries are included, have been accurately prepared and duly and timely filed, and all federal, state and local taxes required to be paid with respect to the periods covered by such returns and reports have been paid. Neither the Company nor any of its subsidiaries has been delinquent in the payment of any tax, assessment or governmental charge. Neither the Company nor any of its subsidiaries has ever had any tax deficiency proposed or assessed against it and to the best of the Company's knowledge there is no pending tax deficiency threatened against the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the federal income tax returns nor any state income or franchise tax returns of the Company or any of its subsidiaries is being audited by governmental authorities.

          3.9 Employee Retirement Income Security Act of 1974 and Other Employment Matters.

               (a) Except as described in the Company's annual report on Form 10-K for the year ended December 31, 1998 or its quarterly report on Form 10-QSB for the quarter ended June 30, 1999 and except for consulting agreements entered into in the ordinary course of


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business, neither the Company nor any affiliate of the Company (other than
Purchaser) (together, the "Company Group") maintains or contributes to or has any obligation to contribute to, or has any liability (including, without limitation, a liability arising out of an indemnification, guarantee, hold harmless or similar agreement) with respect to any plan, program arrangement, agreement or commitment which is an employment, consulting or deferred compensation agreement, or an executive compensation, incentive bonus or other bonus, employee pension, profit-sharing, savings, retirement, stock option, stock purchase, severance pay, life, health, disability or accident insurance plan, or vacation, or other employee benefit plan, program, arrangement, agreement or commitment, including, without limitation, "employee benefit plans" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (individually, a "Plan," and collectively, the "Plans").

               (b) With respect to each Plan, the members of the Company Group have complied with, and each such Plan conforms in form and operation to, all applicable laws and regulations, including, but not limited to, the applicable provisions of ERISA and the Code, in all material respects.

               (c) The transactions contemplated by this Agreement will not result in the acceleration of the exercisability of any stock option issued to any employee or payment or series of payments by any member of the Company Group to any person of a parachute payment within the meaning of Section 280G of the Code.

               (d) None of the members of the Company Group are parties to any collective bargaining agreements and there are no labor unions or other organizations representing, purporting to represent, or attempting to represent any employee of the Company or any of the members of the Company Group.

          3.10 Litigation. Except as described in the Company's annual report on Form l0-K for the year ended December 31, 1998 or its quarterly report on Form 10-QSB for the quarter ended June 30, 1999, there is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry, or proceeding (whether federal state, local or foreign) pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or their properties, assets or business, except for any action, suit or proceeding that would not have a material adverse effect on the Company. The Company and its subsidiaries are not in default with respect to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign).

          3.11 SEC Reports. The Company has provided the Purchaser with correct and complete copies of its annual reports on Form 10-K for the years ended December 31, 1996, 1997 and 1998, its quarterly reports on Form 10-QSB for the quarters ended March 31, 1999 and June 30, 1999 and its proxy statement for the 1999 Annual Meeting of Shareholders (the "SEC Reports"). None of the SEC Reports, at the time it was filed with the Securities and Exchange Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The SEC Reports include all forms, reports, or other documents required to be filed by the Company with the Securities and Exchange Commission since December 31, 1998.


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          3.12   No Brokers or Finders. No person or entity has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity.

          3.13 Disclosure. Neither this Agreement nor any written document, statement, or other instrument referred to herein or delivered by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein and therein not misleading, insofar as the same shall relate to the Company and its subsidiaries.

          3.14 Compliance with Law. The Company and its subsidiaries are in compliance with all laws and regulations of the United States of America and all foreign countries having jurisdiction, and of any state or municipality or other governmental unit, and of any governmental division or agency of any governmental unit, that are applicable to the conduct of business and the ownership of property by the Company or its subsidiaries, where failure to so comply would have a material adverse effect, and the Company and its subsidiaries have all material local, state, federal and other governmental licenses and permits necessary to conduct their business as now conducted.

          3.15 Proprietary Rights. The Company's business does not infringe or violate any patent, copyright or other intellectual property right or proprietary right of any other person or entity.

     4.   Representations and Warranties of the Purchaser.

          The Purchaser represents and warrants to the Company as follows:

          4.1 Investment. The Purchaser is the sole and true party in interest and is acquiring the shares of Common Stock for its own account for investment and not with a view to or for the resale or distribution, thereof, nor with any present intention of distributing, subdividing or selling the same; and the Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Notwithstanding the foregoing, the Purchaser may pledge the shares of Common Stock acquired hereby in a transaction that complies with the Securities Act of 1933, as amended.

          4.2 Authority. The Purchaser has full power and authority to enter into and to perform this Agreement. The execution of and performance of this Agreement and compliance with its provisions by such Purchaser will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement or other instrument to which the Purchaser is a party or by which such Purchaser is bound or any decree, judgment or order applicable to such Purchaser.

          4.3 Experience. The Purchaser has carefully reviewed the Financial Statements, SEC Reports and other documents and information provided to it by the Company in connection with this Agreement; the Purchaser has had such opportunity as it deems adequate to obtain from representatives of the Company all such information as is necessary for it to fully evaluate the merits and risks of this investment; the officers of the Company have made available to the Purchaser all information which it has requested and have answered to the Purchaser's


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satisfaction all inquiries made by the Purchaser; the Purchaser has such knowledge and experience in financial, business and investment matters that it is capable of evaluating the merits and risks of this investment, of making an informed investment decision and of protecting its own interests in connection with this investment; there has been no representation, guarantee or warranty made, expressly or by implication, of the percentage of profit and/or amount or type of consideration profit or loss, to be realized, if any, as a result of the Purchaser's investment; the offering of shares of Common Stock has not been registered under the Securities Act and has not been registered or qualified under the Blue Sky laws of any state; any disposition of the shares of Common Stock will be subject to restrictions imposed by federal and state law; the Purchaser cannot dispose of the shares of Common Stock absent registration and qualification, or an available exemption from registration and qualification; the availability of an exemption in the future will depend in part on circumstances outside the Purchaser's control; except as provided in Section 17, no promise or undertaking has been made with regard to registering or qualifying the shares of Common Stock in the future; and the Purchaser understands that all certificates evidencing the shares of Common Stock will bear on their face a legend condition as provided in section 5(b). The representations made by the Purchaser in this section 4.3 shall not effect or diminish in any way the representations and warranties made by the Company to the Purchaser pursuant to section 3 hereof and the Purchaser's rights with respect thereto.

          4.4 Accredited Investor. The Purchaser is an "accredited investor" within the definition set forth in Rule 501(a) under the Securities Act; and all information supplied by the Purchaser to the Company with respect to its purchase of shares of Common Stock is true, complete and accurate.

     5.   Sale or Transfer of Shares; Legend.

               (a) The shares of Common Stock sold and issued hereby constitute "Restricted Stock" and may not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) such sale or transfer is exempt from registration under the Securities Act and all applicable Blue Sky laws, and the Company first shall have been furnished with an opinion or memorandum of legal counsel reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act and all applicable Blue Sky laws.

               (b) Each certificate representing Restricted Stock shall bear a legend substantially in the following form:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be offered, sold, transferred, assigned, pledged, hypothecated or otherwise disposed of in the absence of registration under said Act and all the rules and regulations thereunder and all applicable state securities or "blue sky" laws or an exemption therefrom.

     6. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall


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confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement

     7. Survival of Representation and Warranties. All representations and warranties contained herein or in any certificate delivered hereunder shall survive the Closing and shall expire on the second anniversary of the Closing (except that Section 3.8 shall expire on the expiration of all applicable statutes of limitation).

     8. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, by facsimile transmission or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

          If to the Company, at 2131 Faraday Avenue, Carlsbad California, 92008-7297, Attention: President, or at such other address as may be furnished in writing by the Company to the Purchasers, with a copy to Latham & Watkins; 701 "B" Street, Suite 2100, San Diego, California 92101, Attention: David A. Hahn, Esq.; and

          If to the Purchaser, at Level 28, Menara Shahzan Insas, 30 Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia or at such other address as may be designated to the Company in writing by the Purchaser.

          Notices provided in accordance with this section 8 shall be deemed delivered upon personal delivery, confirmation of facsimile transmission or deposit in the mail.

     9. Brokers. The Company and the Purchaser (a) represents and warrants to the other that it has retained no finder or broker in connection with the transaction contemplated by this Agreement, and (b) will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders fees or commissions or consulting fees in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any statement or representation alleged to have been made by such indemnifying party.

     10. Entire Agreement, Amendments and Warranties. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings relating to such subject matter. This Agreement may be amended only by a writing signed by both parties hereto.

     11. Attorneys Fees. In the event of any legal action or other proceeding arising out of or by reason of this Agreement, the prevailing party shall be entitled to recover, in addition to other damages, its reasonable attorney's fees and costs.

     12. Expenses. The Company and the Purchaser shall each be responsible for its own fees and expenses incurred in connection with this Agreement.

     13. Headings. The headings of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.


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     14.  Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

     15. Governing Law and Place of Performance. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The place of performance of this Agreement shall be at Carlsbad, California, or at any subsequent principal place of business of the Company.

     16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     17. Registration Rights. The shares of Common Stock sold to Purchaser under this Agreement shall be "Registrable Securities" under the Registration Rights Agreement dated as of June 16, 1993 between the Company and Purchaser, and the Purchaser shall be entitled to the registration rights set forth therein with respect to the shares of Common Stock purchased hereunder.



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     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.


By: /s/ M. MARK MICHALKO
   ---------------------------------
         M. Mark Michalko
         President


By:  /s/ LAWRENCE E. LOGUE
   ---------------------------------
         Lawrence E. Logue
         Secretary


PURCHASER:


BERJAYA LOTTERY MANAGEMENT (H.K) LIMITED


By: /s/  TAN SRI DATO VINCENT TAN CHEE YIOUN
   ---------------------------------------------
   TAN SRI DATO VINCENT TAN CHEE YIOUN
   Group Chief Executive Officer


This signature page is for the Stock Purchase Agreement dated as of September 8, 1999 between International Lottery & Totalizator Systems, Inc. and Berjaya Management (H.K) Limited.



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